UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2017

COMMERCE UNION BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-37391

Tennessee	37-1641316
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1736 Carothers Parkway, Suite 100, Brentwood, TN 37027
(Address of principal executive offices)

(615) 384-3357
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	⊠
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	⃞

ITEM 8.01. Other Events

On December 18, 2017, Commerce Union Bancshares, Inc. issued a press release announcing the appointment of Alan Mims as Chief Credit Officer of Reliant Bank, a wholly-owned subsidiary of Commerce Union Bancshares.  Mr. Mims will replace Gene Whittle as Chief Credit Officer, who will retire at the end of 2017.  A copy of the press release is attached as Exhibit 99.1 to this report.

ITEM 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

  99.1    Press Release issued by Commerce Union Bancshares, Inc., dated December 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE UNION BANCSHARES, INC.
(Registrant)

Date:	December 18, 2017	By:	/s/	DeVan Ard
DeVan Ard
Chairman, President & CEO

EXHIBIT INDEX

Exhibit Number	Description of Exhibit(s)

99.1	Copy of press release issued by Commerce Union Bancshares, Inc. on December 18, 2017.